SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): July 29, 1999

                               AGL RESOURCES INC.
               (Exact Name of Registrant as Specified in Charter)



          Georgia                     1-14174                  58-2210952
(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
     of Incorporation)                                     Identification No.)


        817 West Peachtree Street, 10th Floor, Atlanta, Georgia    30308
        (Address of Principal Executive Offices)                 (Zip Code)



                                 (404) 584-9470
              (Registrant's telephone number, including area code)

ITEM 7. EXHIBITS

     99 Form of Press Release, dated July 29, 1999. See the Exhibit Index on page 4 hereof.

                                       2

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AGL RESOURCES INC.
                                           (Registrant)



                                        /s/ J. Michael Riley
                                        --------------------------------------
                                        J. Michael Riley
                                        Senior Vice President and
                                        Chief Financial Officer


Date: July 29, 1999

                                       3

                                 EXHIBIT INDEX

 Exhibit No.              Description
 ----------               ------------
     99                   Form of Press Release, dated
                          July 29, 1999


                                       4